UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: April 16, 2013

(Date of earliest event reported)

GOLDRICH MINING COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number: 001-06412

_____________________________________

Alaska (State or other jurisdiction of incorporation)	91-0742812 (IRS Employer Identification No.)

2607 Southeast Blvd, Suite B211

Spokane, Washington  99223

(Address of principal executive offices, including zip code)

(509) 535-7367

(Registrant’s telephone number, including area code)

 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b)

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Goldrich Mining Company (the "Registrant") announced the Board of Directors has elected Michael G. Rasmussen as Director. Dr. Rasmussen will replace Richard Walters, who retired from the Board on April 15, 2013.

Dr. Rasmussen has more than 25 years of experience in mining and exploration in the United States, Canada, Mexico and Peru. Dr. Rasmussen is the Vice President, Exploration for Mines Management, Inc. (NYSE-Market: MGN, TSX: MGT) and held senior roles at Echo Bay Mines and Kinross Gold Corporation (NYSE: KGC, TSX: K) and Endeavour Silver Corp. (NYSE: EXK, TSX: EDR). He earned a PhD in Economic Geology from the University of Washington and a masters degree in geological sciences from Loma Linda University. He is a member of the Society of Economic Geologists, Geological Society of America, Northwest Mining Association, and the American Institute of Professional Geologists. He has conducted exploration extensively throughout Mexico, having overseen programs in the states of Chihuahua, Durango, Zacatecas, Guanajuato, San Luis Potosi, and elsewhere throughout the Sierra Madre, as well as having been responsible for exploration in New Mexico, British Columbia and Washington State, where he has been credited with the discovery of the Emanuel Creek epithermal gold deposit for Echo Bay Mines.

Goldrich wishes to thank Mr. Walters for the foresight, creativity, and leadership he provided to the Company. Mr. Walters was a director of Goldrich for 10 years, six years of which were as CEO and President. During his term as director, Goldrich expanded its land position at Chandalar from 1,500 to 22,858 acres, identified a world-class stratabound orogenic gold target, completed drilling to confirm one of the largest placer gold deposits found in Alaska in recent times and which is still open for expansion in three directions, and formed a joint-venture that completed construction of a large placer mine, 8,500 to 10,000 ounces of gold per year with a 13 year mine life, which will begin production in mid-June 2013. Mr. Walters will be missed on the Board but will continue as a consultant to Goldrich.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.

Description

99.1

Press Release, dated April 16, 2013*

* This exhibit is intended to be furnished to, not filed with, the SEC pursuant to Item 7.01 above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDRICH MINING COMPANY (Registrant)
Dated: April 22, 2013	By:	/s/ Ted R. Sharp
Ted R. Sharp Chief Financial Officer